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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported):
                                January 14, 2010

                               ROGERS CORPORATION
               (Exact name of Registrant as specified in Charter)

      Massachusetts                     1-4347                  06-0513860
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                       Identification No.)


       One Technology Drive, P.O. Box 188, Rogers, Connecticut 06263-0188
             (Address of Principal Executive Offices and Zip Code)

                                 (860) 774-9605
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

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Item 8.01     Other Events.

The information set forth below under Item 9.01 ("Financial Statements and Exhibits") is hereby incorporated by reference into this Item 8.01.


Item 9.01     Financial Statements and Exhibits.

The Registrant hereby files as Exhibit 23.1 to this Form 8-K, and incorporates herein by reference, the Consent of Fuss & O'Neill, Inc. Pursuant to the Consent, Fuss & O'Neill, Inc. consents to the references to Fuss & O'Neill, Inc. with respect to the environmental remediation cost estimates it provided to the Registrant related to the Registrant's property in Windham, Connecticut contained in the Registrant's Form 10-K for the fiscal year ended December 31, 2008, Form 10-Q for the fiscal quarter ended March 31, 2009, Form 10-Q for the fiscal quarter ended June 30, 2009, and Form 10-Q for the fiscal quarter ended September 30, 2009 and to all references to Fuss & O'Neill as having provided such estimates.

(d)     Exhibits

23.1       Consent of Fuss & O'Neill, Inc., filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ROGERS CORPORATION

                                            By: /s/ Dennis M. Loughran
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                                                Dennis M. Loughran
                                                Vice President, Finance and
                                                Chief Financial Officer

Date: January 14, 2010